UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

GEE GROUP INC.

(Name of Registrant as Specified In Its Charter)

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GEE GROUP INC.

7751 Belfort Parkway, Suite 150

Jacksonville, Florida 32256

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on September 25, 2018

To the Shareholders of GEE Group Inc.:

Notice is hereby given that the annual meeting of Shareholders of GEE Group Inc. (the “Company”) will be held on September 25, 2018, at 10:00 a.m., Eastern Daylight Time (EDT), at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 for the following purposes as more fully described in the proxy statement:

1	To elect seven (7) members to our Board of Directors;
2	To ratify the appointment of Friedman LLP as our independent registered public accounting firm for 2018; and
3	To consider such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Only shareholders of record as of the close of business on August 20, 2018, the record date, are entitled to receive notice of, and to vote at, the annual meeting or any adjournment or postponement of the annual meeting.

Please note that, if you plan to attend the annual meeting in person, you will need to register in advance and receive an admission card to be admitted. Please follow the instructions on page of the proxy statement.

Your vote is important. Whether or not you plan to attend the annual meeting in person, it is important that your shares be represented. We ask that you vote your shares as soon as possible.

BY ORDER OF THE BOARD,

/s/ Derek Dewan
Derek E. Dewan
Chairman of the Board

Jacksonville, Florida

August 23, 2018

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Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Shareholders to be held on September 25, 2018

This Proxy Statement and our Annual Report on Form 10-K for the Year Ended September 30, 2017, the Quarterly Report on Form 10-Q for the Three Months ended December 31, 2017, the Quarterly Report for the Six Months ended March 31, 2018 and the Quarterly Report on Form 10-Q for the Nine Months Ended June 30, 2018 are available at http://ir.geegroup.com/all-sec-filings.

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GEE GROUP INC.

7751 Belfort Parkway, Suite 150

Jacksonville, Florida 32256

PROXY STATEMENT

This proxy statement sets forth information relating to the solicitation of proxies by the Board of Directors of GEE Group Inc. (the “Company”) in connection with the Company’s 2018 annual meeting of shareholders or any adjournment or postponement of the annual meeting. The annual meeting will take place on September 25, 2018 at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 at 10:00 a.m., Eastern Daylight Time.

This proxy statement and form of proxy will be mailed on or about August 27, 2018, to our shareholders of record as of the close of business on August 20, 2018, the record date.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the purpose of the annual meeting?

Our 2018 annual meeting will be held for the following purposes:

1	To elect seven (7) members to our Board of Directors (Proposal 1);
2	To ratify the appointment of Friedman LLP as our independent registered public accounting firm for 2018 (Proposal 2); and
3	To consider such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

In addition, senior management of the Company will be available to respond to your questions.

Who can vote at the annual meeting?

You can vote at the annual meeting if, as of the close of business on August 20, 2018, the record date, you were a holder of record of the Company’s Common Stock. As of the record date, there were issued and outstanding 10,806,457 shares of Common Stock, each of which is entitled to one vote on each matter to come before the annual meeting.

How many shares must be present to conduct business at the annual meeting?

A quorum is necessary to hold a valid meeting of shareholders. For each of the proposals to be presented at the annual meeting, the holders of shares of our Common Stock outstanding on August 20, 2018, the record date, representing 5,403,229 votes must be present at the annual meeting, in person or by proxy. If you vote, including by Internet, or proxy card your shares voted will be counted towards the quorum for the annual meeting. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.

How do I vote?

Registered Shareholders. If you are a registered shareholder (i.e., you hold your shares in your own name through our transfer agent, Continental Stock Transfer & Trust Co., referred to herein as “Continental”), you may vote by proxy via the Internet, or by mail by following the instructions provided on the proxy card. Shareholders of record who attend the annual meeting may vote in person by obtaining a ballot from the inspector of elections.

Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the vote instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the annual meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

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Will my shares be voted if I do not provide voting instructions?

If you are a shareholder of record and you properly sign, date and return a proxy card, but do not indicate how you wish to vote with respect to a particular nominee or proposal, then your shares will be voted FOR the election of the seven nominees for director named in “Proposal 1 Election of Directors,” and FOR “Proposal 2 Ratification of the Appointment of Friedman LLP as Our Independent Registered Public Accounting Firm for 2018”.

Under the rules of NYSE American, LLC (“NYSE American”), brokerage firms have the authority to vote shares held for a beneficial owner on “routine” matters. Accordingly, if your shares are held of record by a brokerage firm and you do not provide the firm specific voting instructions, that firm will have the authority to vote your shares with respect to the “Proposal 2 Ratification of the Appointment of Friedman LLP as Our Independent Registered Public Accounting Firm for 2018,” but your shares will not be voted and will be considered broker non-votes with respect to proposal 1. We urge you to provide voting instructions so that your shares will be voted.

Can I change my vote after I have voted?

Yes, you may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may change your vote by voting again on a later date on the Internet (only your latest Internet proxy submitted prior to the annual meeting will be counted), signing and returning a new proxy card with a later date, or attending the annual meeting and voting in person. However, your attendance at the annual meeting will not automatically revoke any prior proxy unless you vote again at the annual meeting or specifically request in writing that your prior proxy be revoked.

What is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before the polls close at the annual meeting. If you are the beneficial owner of shares, please follow the voting instructions provided by your broker, trustee or other nominee.

What vote is required to elect directors or take other action at the annual meeting?

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Proposal 1: Election of seven (7) Directors. The election of the seven director nominees named in this proxy statement requires the affirmative vote of shares of Common Stock representing a plurality of the votes cast on the proposal at the annual meeting. This means that the seven nominees will be elected if they receive more affirmative votes than any other person. You may not cumulate your votes for the election of directors. Brokers may not use discretionary authority to vote shares on the election of directors if they have not received specific instructions from their clients. For your vote to be counted in the election of directors, you will need to communicate your voting decisions to your bank, broker or other nominee before the date of the annual meeting in accordance with their specific instructions.

•

Proposal 2: Ratification of the Appointment of Friedman LLP as Our Independent Registered Public Accounting Firm for 2018. Ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the year ending September 30, 2018 requires the affirmative vote of shares of Common Stock representing a majority of votes cast on the proposal at the annual meeting.

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In general, other business properly brought before the annual meeting requires the affirmative vote of shares of Common Stock representing a majority of votes cast on such matter at the annual meeting.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” each director nominee named in this proxy statement and “FOR” ratification of Friedman LLP as our independent registered public accounting firm for 2018.

How will the persons named as proxies vote?

If you complete and submit a proxy, the persons named as proxies will follow your instructions. If you submit a proxy but do not provide instructions, or if your instructions are unclear, the persons named as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

Where can I find the results of the voting?

We intend to announce preliminary voting results at the annual meeting and will publish final results through a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the annual meeting. The Current Report on Form 8-K will be available on the Internet at our website, http: //ir.geegroup.com/all-sec-filings.

Do I need a ticket to attend the annual meeting?

Yes, you will need an admission card to enter the annual meeting. You may request tickets by providing the name under which you hold shares of record or, if your shares are held in the name of a bank, broker or other holder of record, the evidence of your beneficial ownership of the shares, the number of tickets you are requesting and your contact information. You can submit your request in the following ways:

•	by sending an e-mail to kim.thorpe@geegroup.com; or

•	by calling us at (904) 512-7504.

Shareholders also must present a form of personal photo identification in order to be admitted to the annual meeting.

Who will pay for the cost of soliciting proxies?

We will pay for the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies personally, in writing, by telephone, by email or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of Common Stock held of record by them.

What is “householding” and how does it affect me?

In accordance with notices to many shareholders who hold their shares through a bank, broker or other holder of record (a “street-name shareholder”) and share a single address, only one copy of our proxy statement and included periodic reports to shareholders is being delivered to that address unless contrary instructions from any shareholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name shareholder residing at the same address who wishes to receive a separate copy of this proxy statement and annual report may request a copy by contacting the bank, broker or other holder of record, or by sending a written request to: GEE Group Inc. 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Chief Financial Officer or by contacting our CFO by telephone at (904) 512-7504. The voting instruction form sent to a street-name shareholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. A shareholder who would like to make one of these requests should contact us as indicated above.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Directors/Nominees

Our Board of Directors currently consists of seven members, as set forth in the table below. Our Board of Directors consists of an experienced group of business leaders, with experience in corporate governance, corporate finance, capital markets, insurance, employee benefits and real estate.

Name	Age	Position	Director Since
Derek Dewan	63	Chief Executive Officer and Chairman of the Board of Directors	2015
Ronald R. Smith	66	Director	2017
Dr. Arthur B. Laffer(1)(2)(3)	77	Director	2015
Peter Tanous(1)(2)	80	Director	2015
Darla Moore(1)(2)(3)	63	Director	2018
William Isaac (1)(3)	74	Director	2015
George A. Bajalia	60	President and Director	2015

(1) Indicates member of Audit Committee

(2) Indicates member of Compensation Committee

(3) Indicates member of Nominating Committee.

We have set forth below information regarding each of our directors/nominees, including the experience, qualifications, attributes or skills that led the Board of Directors to conclude that such person should serve as a director. Our Nominating Committee and our Board of Directors believe that the experience, qualifications, attributes and skills of our each of our directors provides us with the ability to address our evolving needs and represent the best interests of our shareholders.

Derek Dewan - Chief Executive Officer and Chairman of the Board of Directors

Mr. Dewan joined the Company as the Chairman of the Board of Directors and the Chief Executive Officer in April 2015. Mr. Dewan is the former Chairman and Chief Executive Officer of Scribe Solutions, Inc. Prior to this, Mr. Dewan was the Chairman and CEO of publicly traded MPS Group, Inc. Mr. Dewan started his career at Price Waterhouse in 1977 as a certified public accountant (CPA) and later joined Coopers & Lybrand (now PricewaterhouseCoopers) rising to the positions of tax partner-in-charge in 1985 and managing partner in 1992 of the Jacksonville, Florida office. In January 1994, Mr. Dewan joined AccuStaff Incorporated, MPS Group's predecessor, as President and Chief Executive Officer, and took that company public in August 1994. Under Mr. Dewan's leadership the company became a Fortune 1000 world-class, global multi-billion dollar staffing services provider through significant organic growth and strategic acquisitions. MPS Group grew to include a vast network of offices in the United States, Canada, the United Kingdom, Continental Europe, Asia and Australia. MPS Group experienced many years of continued success during Mr. Dewan's tenure and he led successful secondary stock offerings of $110 million and $370 million. The company was on the Wall Street Journal's "top performing stock list" for three consecutive years and included in the Standard and Poor’s (S&P) Mid-Cap 400. In 2009, Mr. Dewan was instrumental in the sale of MPS Group to the largest staffing company in the world, Adecco Group, for $1.3 billion. Mr. Dewan graduated from the University of South Florida with a bachelor’s in Accounting.

Ronald R. Smith Director

Mr. Smith joined the Company as a director in August 2017. Mr. Smith co-founded SNI Companies, Inc. and was the Chairman and CEO of SNI Companies until March 31, 2017. Mr. Smith is a seasoned staffing executive with over 40 years’ experience in the industry. He previously worked for a large international staffing and recruiting firm where he ultimately owned six franchises. After selling his franchises to a large international staffing and recruiting firm in 1988, Mr. Smith was promoted to Regional Manager and integrated 20 locations for a large international staffing and recruiting firm. Mr. Smith received a B.A. in Accounting from Washburn University.

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Dr. Arthur B. Laffer - Director

Dr. Laffer joined the Company as a director in January 2015. Dr. Arthur Laffer is the founder and chairman of Laffer Associates, an economic research and consulting firm and Laffer Investments, an investment management firm. Dr. Laffer currently serves as a director of NexPoint Residential Trust, Inc. (NYSE: NXRT) and EVO Transportation & Energy Services, Inc. (OTC Pink Marketplace: EVOA). A former member of President Reagan’s Economic Policy Advisory Board during the 1980s, Dr. Laffer’s economic acumen and influence have earned him the distinction in many publications as “The Father of Supply-Side Economics”. He has served on several boards of directors of public and private companies, including staffing giant MPS Group, Inc., which was sold to Adecco Group for $1.3 billion in 2009. Dr. Laffer previously served as a consultant to Secretary of the Treasury William Simon, Secretary of Defense Donald Rumsfeld, and Secretary of the Treasury George Shultz. In the early 1970s, Dr. Laffer was the first to hold the title of Chief Economist at the Office of Management and Budget (OMB) under Mr. Shultz. Additionally, Dr. Laffer was formerly the Distinguished University Professor at Pepperdine University and a member of the Pepperdine Board of Directors. He also served as Charles B. Thornton Professor of Business Economics at the University of Southern California and as Associate Professor of Business Economics at the University of Chicago. Dr. Laffer has received multiple awards for his economic work, including two Graham and Dodd Awards from the Financial Analyst Federation; the Distinguished Service Award by the National Association of Investment Clubs; the Adam Smith Award for his insights and contributions to the Wealth of Nations; and the Daniel Webster Award for public speaking by the International Platform Association. Dr. Laffer received a B.A. in economics from Yale University and an MBA and Ph.D. in economics from Stanford University.

Peter Tanous - Director

Mr. Tanous joined the Company as a director in May 2015. Mr. Tanous is an independent director and has served on several boards of directors of public and private companies, including staffing giant and publicly traded (NYSE) MPS Group, Inc. ("MPS"), which was sold to the largest staffing company in the world, Adecco Group for $1.3 billion in 2009. Mr. Tanous is Chairman of Lynx Investment Advisory of Washington D.C., an SEC registered investment advisory firm. In prior years, Mr. Tanous was International Regional Director with Smith Barney and a member of the executive committee of Smith Barney International, Inc. He served for ten years as executive vice president and a director of Bank Audi (USA) in New York and was earlier chairman of Petra Capital Corporation in New York. A graduate of Georgetown University, he serves on the university's investment committee and as a member of the Georgetown University Library Board.

Darla Moore - Director

Ms. Moore joined the Company as a director in June 2018. Ms. Moore , is the Founder and Chair of the Palmetto Institute, a nonprofit think-tank aimed at bolstering per capita income in South Carolina. Until 2012, Ms. Moore was the Vice President of Rainwater, Inc., a private investment company. Ms. Moore is also the founder and chair of the Charleston Parks Conservancy, a foundation focused on enhancing the parks and public spaces of the City of Charleston. Ms. Moore is the first woman to be profiled on the cover of Fortune magazine and named to the list of the Top 50 Most Powerful Women in American Business.  Ms. Moore has served on numerous corporate and philanthropic boards, including Hospital Corporation of America (HCA), Martha Stewart Living Omnimedia, The South Financial Group, MPS Group, the National Advisory Board of JP Morgan, the National Teach for America Board of Directors, the Board of Trustees of the New York University Medical School and Hospital and the University of South Carolina Board of Trustees. Ms. Moore was formerly a managing director of the predecessor Chemical Bank (now a part of JP Morgan Chase) and currently serves on the Culture Shed Board. The University of South Carolina’s business school is named in her honor, the first business school in America named for a woman. Ms. Moore received the Business Person of the Year Award from the South Carolina Chamber of Commerce and was inducted into the South Carolina Business Hall of Fame. Currently, she serves as Chairman of the Darla Moore and Richard Rainwater Foundation. A graduate of the University of South Carolina, Ms. Moore holds an M.B.A. from George Washington University

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William Isaac - Director

Mr. Isaac joined the Company as a director in June 2015. He is a former Chairman of the Federal Deposit Insurance Corporation (“FDIC”), he has significant experience as a director of several public and private companies, including publicly traded (NYSE) staffing giant MPS Group, Inc., which was sold to the largest staffing firm in the world, Adecco Group for $1.3 billion in 2009. Mr. Isaac is presently a senior managing director of FTI Consulting, Inc. (“FTI”) and serves as Global Head of FTI’s Financial Institutions practice. Mr. Isaac has extensive experience in business, finance and governance. In 1986, he founded The Secura Group, a leading financial institutions consulting firm and operated the business until it was acquired by FTI in 2011. Prior to forming Secura, Mr. Isaac headed the FDIC during the banking crisis of the 1980s, serving under Presidents Carter and Reagan from 1978 through 1985. Mr. Isaac currently serves as a member of the board of TSYS, a leading worldwide payments system processing company, and is the former Chairman of Fifth Third Bancorp, one of the nation’s leading banking companies. Also, Mr. Isaac is a former member of the boards of Trans Union Corporation, The Associates prior to its sale to Citigroup and Amex Centurion Bank. He is involved extensively in thought leadership relating to the financial services industry.

George A. Bajalia – President and Director

Mr. Bajalia became the Company’s President on April 6, 2017. Mr. Bajalia joined the Company as a director in January 2015. Mr. Bajalia has over 30 years of business experience, with financial, operational and management expertise in many industries including the staffing industry. Since 2001, Mr. Bajalia has provided consulting, advisory and interim management services to executive management, boards, business owners and private equity firms. Mr. Bajalia has assisted them with implementing their growth and working capital strategies, turnarounds, recapitalizations and strategic objectives. Mr. Bajalia started his career as a certified public accountant (CPA) at KPMG Peat Marwick in 1980. From 1984 to 1991, Mr. Bajalia worked in all areas of finance and as a portfolio company manager for an investment holding company based in Florida. In 1991 he became the chief financial officer (CFO) of one of the public company portfolio investments, Wickes Inc. The company was a leading multi-state distributor of building materials and manufacturer of building components in the US with approximately $1 billion in revenue. During his tenure with Wickes, Mr. Bajalia led the development and implementation of a turnaround and strategic business plan and a $300 million recapitalization including a public stock and bond offering. From 1998 to 2001 Mr. Bajalia served as chief executive officer (CEO) and chief operating officer (COO) of the professional services division of MPS Group, Inc. (MPS), a publicly traded staffing company. This division had offices throughout the United States and the United Kingdom, and over $650 million in revenue and $80 million in pretax profits. Mr. Bajalia’s achievements with MPS included the integration of five specialty business units, which led to increased organic revenue growth of $200 million and pretax profits of $40 million within two years. He also served as a director of MPS. Mr. Bajaalia received his B.S. in Accounting from Florida State University, is a licensed CPA and real estate broker, and is a member of several professional associations.

Thomas C. Williams – Former Director

Mr. Williams served as a director of the Company from July 2009 until June 2018. Since 2005, Mr. Williams has served as acting Vice Chairman of Capital Management of Bermuda (previously Travelers of Bermuda), a company providing pension benefits for expatriates who have worked outside the U.S. and accrued benefits towards their retirement which are not covered by their domestic pension plans. Additionally, Mr. Williams has served as the Chief Executive Officer of Innova Insurance Ltd., a Bermuda based insurer, which provides extension risk to the Capital Markets on life insurance related assets from 2005 to 2009 when it was acquired. Mr. Williams served as Chairman of the Nominating Committee and was a member of the Audit and Compensation Committees.

Executive Officers and Significant Employees

The business experience of the Company’s directors, including all executive officers serving as directors, is provided above. The experience of the Company’s executive officers who are not also directors is described below.

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Kim Thorpe, Senior Vice President-Finance and Chief Financial Officer

Mr. Thorpe has served as the Company’s Senior Vice President and Chief Financial Officer since June 15, 2018. Mr. Thorpe joined the Company as the Vice President-Finance on May 1, 2018. Since February 2013, Mr. Thorpe has also served as Managing Principal of FRUS Capital LLC and from November 2013 through May 2017, Mr. Thorpe served as the Chief Financial Officer of Delta Company of Insurance Services, Inc. and as a director and Chief Financial Officer of NeuLife Neurological Services LLC. From May 2006 to February 2013, Mr. Thorpe served in senior executive positions in a privately owned insurance organization and a specialty real estate lender. From November 1999 to March 2006, Mr. Thorpe served as Executive Vice President and Chief Financial Officer of FPIC Insurance Group, Inc., a public company formerly listed on Nasdaq Global Select Market under the symbol “FPIC”. Mr. Thorpe also served as Senior Vice President and Chief Financial Officer of a large insurance and financial services business unit of GE Capital from March 1998 to November 1999. From October 1993 to February 1998, Mr. Thorpe was a partner of the international accounting firm, Coopers & Lybrand (a predecessor firm to PricewaterhouseCoopers LLP). Mr. Thorpe holds a BSBA in Accounting from the University of Florida and is a certified public accountant.

Alex Stuckey, Chief Administrative Officer

Mr. Stuckey became the Company’s Chief Administrative Officer April 6, 2017. Mr. Stuckey joined the Company in April 2015 as its Chief Operating Officer and President and served in those positions until April 10, 2017. Immediately prior, Mr. Stuckey served as the President and Chief Operating Officer of Scribe Solutions, Inc. prior to joining Scribe, Mr. Stuckey was the founder and Chief Executive Officer of Fire Fighters Equipment Co. Mr. Stuckey led that company from a start up to a multi-million-dollar enterprise with substantial net profits through both organic and acquisition growth. At Fire Fighters, Mr. Stuckey developed unique marketing strategies, which were revolutionary to the industry. His efforts led to a successful stock sale of Fire Fighters to Cintas. Stuckey also has extensive experience in banking and finance, which he obtained after a successful career at Barnett Bank as a special assets officer. Mr. Stuckey graduated from Florida State University with a bachelor’s in Entrepreneurship and Business Enterprises.

Andrew J. Norstrud – Former Chief Financial Officer

Mr. Norstrud served as the Company’s Chief Financial Officer from April 1, 2015 until June 15, 2018. Mr. Norstrud joined the Company in March 2013 as CFO and served as CEO from March 7, 2014 until April 1, 2015. Mr. Norstrud served as a director of the Company from March 7, 2014 until August 16, 2017. Prior to joining the Company, Mr. Norstrud was a consultant with Norco Accounting and Consulting from October 2011 until March 2013. From October 2005 to October 2011, Mr. Norstrud served as the Chief Financial Officer for Jagged Peak. Prior to his role at Jagged Peak, Mr. Norstrud was the Chief Financial Officer of Segmentz, Inc. (XPO Logistics), and played an instrumental role in the company achieving its strategic goals by pursuing and attaining growth initiatives, building a financial team, completing and integrating strategic acquisitions and implementing the structure required of public companies. Previously, Mr. Norstrud worked for Grant Thornton LLP and PricewaterhouseCoopers LLP and has extensive experience with young, rapid growth public companies. Mr. Norstrud earned a BA in Business and Accounting from Western State College and a Master of Accounting with a systems emphasis from the University of Florida. Mr. Norstrud is a Florida licensed Certified Public Accountant.

Role of the Board of Directors and Board Leadership Structure

Our business and affairs are managed under the direction of our Board of Directors, which is the Company’s ultimate decision-making body, except with respect to those matters reserved for our shareholders. Our Board of Directors’ primary responsibility is to seek to maximize long-term shareholder value. Our Board of Directors establishes our overall corporate policies, selects and evaluates our senior management team, which is charged with the conduct of our business, monitors the performance of the Company and management, and provides advice and counsel to management. In fulfilling the Board of Directors’ responsibilities, directors have full access to our management and external auditors and outside advisors.

Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the management brings company-specific experience and expertise. The Board of Directors believes that a board of directors combined with independent board members and management is in the best interest of shareholders because it promotes strategy development and execution, and facilitates information flow between management and the Board of Directors, which are essential to effective governance.

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The Board of Directors does not have a lead independent director. The Board of Directors provides overall risk oversight for the Company as part of its normal, ongoing responsibilities. It receives regularly reports from Mr. Dewan and the Company’s Chief Financial Officers and other members of senior management on a periodic basis on areas of risk facing the Company. In addition, Board of Directors committees oversee specific elements of risk or potential risk.

The Board of Directors meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board of Directors approval. It also holds special meetings when an important matter requires Board of Directors action between scheduled meetings. The Board of Directors held six (6) meetings during the fiscal 2017. No director of the Company attended less than 75% of the total meetings of the Board of Directors and Committees on which such Board of Directors members served during this period.

Our directors are expected to attend the annual meeting. Any director who is unable to attend the annual meeting is expected to notify the Chairman of the Board of Directors in advance of the annual meeting.

The Board of Directors believes that Mr. Dewan’s service as both Chairman of the Board and Chief Executive Officer is in the best interest of the Company and its shareholders. Mr. Dewan possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees, customers and suppliers

Board Risk Oversight

Management of the risks that we face in the conduct of our business is primarily the responsibility of our senior management team. However, our Board of Directors provides overall risk oversight with a focus on the most significant risks facing the Company. Our senior management team periodically reviews with our Board of Directors any significant risks facing the Company. Our Board of Directors has delegated responsibility for the oversight of specific risks to the committees of the Board of Directors as follows:

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Audit Committee. The Audit Committee oversees the policies that govern the process by which our exposure to risk is assessed and managed by management. In that role, the Audit Committee discusses with our management major financial risk exposures and the steps that management has taken to monitor and control these exposures. The Audit Committee also is responsible for reviewing risks arising from related party transactions involving the Company and overseeing our code of ethics.

•	Compensation Committee. The Compensation Committee monitors the risks associated with our compensation philosophy and programs.

•	Nominating Committee. The Nominating Committee oversees risks related to our governance structure and processes.

Our Board of Directors has assessed the risks that could arise from our employee compensation policies and does not believe that such policies are reasonably likely to have a materially adverse effect on the Company.

Committees of the Board of Directors and Committee Membership

Our Board of Directors has established three separately designated standing committees to assist our Board of Directors in discharging its responsibilities: the Audit Committee, the Compensation Committee, and the Nominating Committee. Our Board of Directors may eliminate or create additional committees as it deems appropriate. The charters for our Board of Directors committees are in compliance with applicable SEC rules and the NYSE American Listed Company Manual. These charters are not available on our website, but were attached to the following documents filed with the SEC: Audit Committee Charter proxy statement filed January 27, 2012; Compensation Committee Charter proxy statement filed January 28, 2010; Nominating Committee Charter proxy statement filed January 21, 2011. You may obtain a printed copy of any of these charters by sending a request to: GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary.

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Each committee of our Board of Directors is composed entirely of independent directors within all applicable standards (as further discussed below). Our Board of Directors’ general policy is to review and approve committee assignments annually. The Nominating Committee is responsible, after consultation with our Chairman of the Board of Directors and Chief Executive Officer and consideration of appropriate member qualifications, to recommend to our Board of Directors for approval all committee assignments, including designations of the chairs. Each committee is also authorized to retain its own outside counsel and other advisors as it desires.

A brief summary of the committees’ responsibilities follows:

Nominating Committee

The functions of the Nominating Committee are to assist the Board of Directors in identifying, interviewing and recommending to the Board of Directors qualified candidates to fill positions on the board. The Nominating Committee met one (1) time during fiscal 2017.

The Company does not have a policy regarding the consideration of diversity, however defined, in identifying nominees for director. Instead, in evaluating candidates to serve on the Company’s Board of Directors, consideration is given to the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Nominating Committee, have significant decision-making responsibility, with business, legal or academic experience. The Nominating Committee will consider recommendations for board candidates that are received from various sources, including directors and officers of the Company, other business associates and shareholders, and all candidates will be considered on an equal basis, regardless of source.

The Nominating Committee is presently composed of three non-employee, independent directors: Darla Moore (Chairwoman), Dr. Arthur B. Laffer, and William Isaac. Ms. Moore became Chairwoman of the Compensation Committee on June 15, 2018 replacing Thomas Williams who resigned from the Board on June 15, 2018.

Audit Committee

The Audit Committee is primarily concerned with the effectiveness of the Company’s accounting policies and practices, its financial reporting and its internal accounting controls. In addition, the Audit Committee reviews and approves the scope of the annual audit of the Company’s books, reviews the findings and recommendations of the independent registered public accounting firm at the completion of its audit, and approves annual audit fees and the selection of an auditing firm. The Audit Committee met four (4) times during fiscal 2017.

The Audit Committee is presently composed of four non-employee, independent directors: Dr. Arthur B. Laffer, Peter J. Tanous (Chairman), William M. Isaac and Darla Moore. Ms. Moore became a member of the Audit Committee on June 15, 2018 replacing Thomas Williams who resigned from the Board on June 15, 2018. The Board of Directors has determined that Dr. Laffer, Mr. Tanous, Mr. Isaac and Ms. Moore are all considered an "audit committee financial expert" as defined by rules of the SEC. The Board of Directors has determined that each audit committee financial expert meets the additional independence criteria required under the listing standards of the NYSE American and Rule 10A-3 of the Exchange Act.

REPORT OF THE AUDIT COMMITTEE (1)

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

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In the performance of this oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2017 with management, and has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors the independent auditors’ independence; and based on the review and discussions referred above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 for filing with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s consideration and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent”.

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017, as filed with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of Friedman LLP as the Company’s independent auditors for the fiscal year ending September 30, 2018.

THE AUDIT COMMITTEE

Peter J. Tanous (Chairman)

Dr. Arthur B. Laffer

William Isaac

Darla Moore

(1) The material in the Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Compensation Committee

The Compensation Committee has the sole responsibility for approving and evaluating the officer compensation plans, policies and programs. It may not delegate this authority. It meets as often as necessary to carry out its responsibilities. The Compensation Committee has the authority to retain compensation consultants, but has not done so. The Compensation Committee met one (1) time during fiscal 2017.

The Compensation Committee meets to consider the compensation of the Company’s executive officers, including the establishment of base salaries and performance targets for the succeeding year, and the consideration of stock option awards. Management provides the Compensation Committee with such information as may be requested by the Compensation Committee, which in the past has included historical compensation information of the executive officers, tally sheets, internal pay equity statistics, and market survey data. Under the guidelines of the NYSE American, the Chief Executive Officer may not be present during the Compensation Committee’s deliberations regarding his compensation. If requested by the committee, the Chief Executive Officer may provide recommendations regarding the compensation of the other officers.

The Compensation Committee also has the responsibility to make recommendations to the Board of Directors regarding the compensation of directors.

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The Compensation Committee is presently composed of three non-employee, independent directors: Dr. Arthur B. Laffer (Chairman), Peter Tanous and Darla Moore. Ms. Moore became a member of the Compensation Committee on June 15, 2018 replacing Thomas Williams who resigned from the Board on June 15, 2018.

Mergers and Acquisition Committee

The Mergers and Acquisition Committee has the responsibility for evaluating acquisitions and the necessary financing to complete the acquisitions that are determined by management to meet the minimum criteria for evaluation. The Mergers and Acquisitions Committee has the responsibility to keep the entire board informed of managements acquisitions and only after the Committee has determined an acquisition qualifies is the acquisition presented to the entire board for approval. The Mergers and Acquisition Committee met twice during fiscal 2017.

The Mergers and Acquisition Committee is presently composed of three directors: George A. Bajalia (Chairman), Dr. Arthur B. Laffer, and William M. Isaac.

Director Compensation

Since April 18, 2015, the members of the Board of Directors (other than Mr. Bajalia) have received only stock options as compensation for their services as Board members. Mr. Bajalia, received $6,250 per month from July of 2016 to March of 2017 as cash compensation for being the Chairman of our Mergers and Acquisitions Committee. Employees of the Company do not receive any additional compensation for service on the Board of Directors.

The following table summarizes compensation that our directors earned during fiscal 2017 for services as members of our Board:

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)	Total ($)

George A. Bajalia	37,500		37,500

Corporate Code of Ethics

We have a Code of Ethics that applies to all directors and employees, including our senior management team. The Code of Ethics is designed to deter wrongdoing, to promote the honest and ethical conduct of all employees and to promote compliance with applicable governmental laws, rules and regulations. We intend to satisfy the disclosure requirements under applicable SEC rules relating to amendments to the Code of Ethics or waivers from any provision thereof applicable to our principal executive officer, our principal financial officer and principal accounting officer by posting such information on our website pursuant to SEC rules.

Our Code of Ethics was attached as an exhibit to our Form 10-K filed with the SEC on March 29, 2013. In addition, you may obtain a printed copy of the Code of Ethics, without charge, by sending a request to: GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary.

Director Independence

Our Board of Directors is responsible to make independence determinations annually with the assistance of the Nominating Committee. Such independence determinations are made by reference to the independence standard under the definition of "independent director" under the NYSE American Listed Company Manual. Our Board of Directors has affirmatively determined that William Isaac, Dr. Arthur B. Laffer, Peter Tanous, and Darla Moore satisfy the independence standards under the NYSE American Listed Company Manual.

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In addition to the independence standards provided in the NYSE American Listed Company Manual, our Board of Directors has determined that each director who serves on our Audit Committee satisfies standards established by the SEC providing that, in order to qualify as "independent" for the purposes of membership on that committee, members of audit committees may not (1) accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their director compensation or (2) be an affiliated person of the Company or any of its subsidiaries. The Board of Directors has also determined that each member of the Compensation Committee satisfies the newly-adopted NYSE American standards for independence of Compensation Committee members, which became effective on July 1, 2013

Director Selection Process

As provided in its charter, the Nominating Committee is responsible to recommend to our Board of Directors all nominees for election to the Board of Directors, including nominees for re-election to the Board of Directors, in each case after consultation with the Chairman of the Board of Directors. The Nominating Committee considers, among other things, the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Nominating Committee, have significant decision-making responsibility, with business, legal or academic experience, and other disciplines relevant to the Company's businesses, the nominee's ownership interest in the Company, and willingness and ability to devote adequate time to Board of Directors duties, all in the context of the needs of the Board of Directors at that point in time and with the objective of ensuring diversity in the background, experience, and viewpoints of Board of Directors members.

The Nominating Committee may identify potential nominees for election to our Board of Directors from a variety of sources, including recommendations from current directors and officers, recommendations from our stockholders or any other source the committee deems appropriate.

Our stockholders can nominate candidates for election as director by following the procedures set forth in our Bylaws, which are summarized below. We did not receive any director nominees from our stockholders for the Annual Meeting.

Our Bylaws provide that any stockholder entitled to vote in the election of directors generally may make nominations for the election of directors to be held at an Annual Meeting, provided that such stockholder has given actual written notice of his intent to make such nomination or nominations to the Secretary of the Company not less than ninety days nor more than one hundred twenty days prior to the anniversary date of the immediately preceding Annual Meeting. In accordance with the Company's Bylaws, submissions must include: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings involving any two or more of the stockholders, each such candidate and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder or relating to the Company or its securities or to such candidate's service as a director if elected; (d) such other information regarding such candidate proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the candidate been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each candidate to serve as a director of the Company. The submission must also include: (i) the number of shares beneficially owned by the stockholder; (ii) the name, address and contact information of the candidate being recommended; and (iii) a description of the qualifications and business experience of the candidate.

Any stockholder who wishes to nominate a potential director candidate must follow the specific requirements set forth in our Bylaws, a copy of which may be obtained by sending a request to: GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary.

Family Relationships

There are no family relationships among our executive officers, directors and significant employees.

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Legal Proceedings

None of our directors or executive officers has, during the past ten years:

(a)

Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)	Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(c)

Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; and

(d)

Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Shareholder Communication with the Board of Directors

Shareholders and parties interested in communicating with our Board of Directors, any Board of Directors committee, any individual director or any group of directors (such as our independent directors) should send written correspondence to: Board of Directors, GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary. Please note that we will not forward communications that are spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, business solicitations or advertisements.

Shareholder Proposals for Next Year’s Annual Meeting

As more specifically provided in our Bylaws, no business may be brought before an annual meeting of our shareholders unless it is specified in the notice of the annual meeting or is otherwise brought before the annual meeting by or at the direction of our Board of Directors or by a shareholder entitled to vote who has delivered proper notice to us not less than ninety days or more than one hundred twenty days prior to the date of the meeting. Detailed information for submitting shareholder proposals or nominations of director candidates will be provided upon written request to GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary.

The foregoing requirements are separate from the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in our proxy statement for the 2019 annual meeting of shareholders. Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2019 annual meeting may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in such proxy materials pursuant to such rule, shareholder proposals must be received by our Secretary not later than April 25, 2019.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than as disclosed below, except for the Dewan Employment Agreement, the Bajalia Employment Agreement, the Thorpe Employment Agreement and the Norstrud Employment Agreement described in "Executive Compensation" , there have been no transactions since October 1, 2016, or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds $120,000 and in which any current or former director or officer of the Company, any 5% or greater stockholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

The Company and GEE Portfolio, Inc. a wholly owned subsidiary of the Company (“Merger Sub”) entered into an Agreement and Plan of Merger dated as of March 31, 2017 with SNI Holdco, Inc. (“SNIH”), SNI Companies, Inc. and the stockholders of SNIH (the “Merger Agreement”) and consummated the merger of SNIH with and into Merger Sub on April 3, 2017. Mr. Ronald R. Smith, a director of the Company and a former stockholder of SNIH received $1,879,127 and 4,424,169 shares of Series B Convertible Preferred Stock as merger consideration for his shares of SNIH. Mr. Smith also serves as the Stockholder Representative for the former stockholders of SNIH. Pursuant to the Merger Agreement, the Company also agreed to reimburse Mr. Smith for up to $500,000 in expenses he may incur in his role as Stockholder Representative.

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In April 2015, the Company entered into a stock exchange agreement with Brittany M. Dewan as Trustee of the Derek E. Dewan Irrevocable Living Trust II dated the 27th of July, 2010, Brittany M. Dewan, individually, Allison Dewan, individually, Mary Menze, individually, and Alex Stuckey, individually (collectively, the “Scribe Stockholders”), pursuant to which the Company acquired 100% of the outstanding stock of Scribe Solutions Inc., a provider of data entry assistants (medical scribes) who specialize in electronic medical records (EMR) services for emergency departments, specialty physician practices and clinics (“Scribe”), from the Scribe Stockholders for 640,000 shares of Series A Preferred Stock of the Company. In addition, the Company exchanged warrants to purchase up to 635,000 shares of the Company’s common stock, for $2.00 per share, with a term of 5 years (the “Warrants”), for Scribe warrants held by two individuals. The issuances of the Series A Preferred Stock and Warrants by the Company was effected in reliance on the exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, and Rule 506 of Regulation D promulgated thereunder.

Under its charter, the Audit Committee of our Board of Directors is responsible to review and approve or ratify any transaction between the Company and a related person that is required to be disclosed under the rules and regulations of the SEC. Our management is responsible for bringing any such transaction to the attention of the Audit Committee. In approving or rejecting any such transaction, the Audit Committee considers the relevant facts and circumstances, including the material terms of the transaction, risks, benefits, costs, availability of other comparable services or products and, if applicable, the impact on a director’s independence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our voting securities as of August 20, 2018 by (i) each person who is known by us, based solely on a review of public filings, to be the beneficial owner of more than 5% of any class of our outstanding voting securities, (ii) each director, (iii) each executive officer named in the Summary Compensation Table and (iv) all executive officers and directors as a group.

Under applicable SEC rules, a person is deemed to be the "beneficial owner" of a voting security if such person has (or shares) either investment power or voting power over such security or has (or shares) the right to acquire such security within 60 days by any of a number of means, including upon the exercise of options or warrants or the conversion of convertible securities. A beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable or convertible within 60 days, have been exercised or converted.

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Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all voting securities shown as being owned by them. Unless otherwise indicated, the address of each beneficial owner in the table below is care of GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256.

Name and Address of Beneficial Owner, Directors and Executive Officers	Amount and Nature of Beneficial Ownership		Percent of Class (1)

Derek Dewan	443,266	(2)	4.10%
Ronald R. Smith	4,434,169	(3)	41.03%
Dr. Arthur Laffer	136,693	(4)	1.26%
Darla Moore	0	(5)	*
Peter Tanous	47,333	(6)	*
William Isaac	75,833	(7)	*
George A. Bajalia	68,571	(8)	*
Alex Stuckey	1,766,300	(9)	16.34%
Kim Thorpe	0	(10)	*
Current directors and executive officers as a group (9 individuals)	6,972,165		64.52%
5% or Greater Holders
Brittany M. Dewan as Trustee of the Derek E. Dewan Irrevocable Living Trust II dated the 27th of July, 2010	655,042	(11)	6.06%

_________________

*	Represents less than 1%.

(1)	Based on 10,806,457 shares issued and outstanding as of August 20, 2018.

(2)

Represents (i) 404,630 shares of common stock and (ii) 38,636 shares issuable upon the exercise of warrants that are exercisable within 60 days. Does not include 600,000 shares of restricted common stock that are subject to cliff vesting on June 15, 2021.

(3)	Represents 4,434,169 shares of Series B Convertible Preferred Stock, which can be converted into 4,434,169 shares of common stock within 60 days.

(4)

Represents (i) 90,860 shares of Common Stock and (ii) 45,833 shares issuable upon the exercise of options that are exercisable within 60 days. Does not include 134,167 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days.

(5)	Does not include 25,000 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days.

(6)

Represents (i) 4,000 shares of Common Stock, and (ii) 43,333 shares issuable upon the exercise of stock options that are exercisable within 60 days. Does not include 131,667 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days.

(7)

Represents (i) 30,000 shares of Common Stock and (ii) 45,833 shares issuable upon the exercise of stock options that are exercisable within 60 days. Does not include 131,667 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days.

(8)	Represents (i) 28,571 shares of Common Stock owned through Landmark Financial Corp, and (ii) 40,000 shares issuable upon the exercise of stock options that are exercisable within 60 days.

(9)	Represents (i) 1,727,664 shares of common stock and (ii) 38,636 shares issuable upon the exercise of warrants that are exercisable within 60 days.

(10)	Does not include 50,000 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days.

(11)

Ms. Brittany M. Dewan is the trustee of the Derek E. Dewan Irrevocable Living Trust II Dated the 27th of July, 2010. Ms. Dewan has the sole voting power and sole dispositive power over the 655,042 shares of Common Stock.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3, 4 and/or 5) of such equity securities with the SEC. Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company and written representations that no Form 5 or amendments thereto were required, the Company believes that during the fiscal years ended September 30, 2017 and 2016, its directors and officers, and greater than 10% beneficial owners, other than Ronald R. Smith, have complied with all Section 16(a) filing.

EXECUTIVE COMPENSATION

Summary Compensation Information

The following table summarizes all compensation awarded to, earned by or paid to all individuals serving as the Company's principal executive officer, its two most highly compensated executive officers other than the principal executive officer, and up to two additional individuals who were serving as executive officers at the end of the last completed fiscal year, for each of the last two completed fiscal years. These individuals are referred to throughout this proxy statement as the "named executive officers."

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Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	NonEquity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Derek Dewan (1) Chief Executive Officer	2017	300,000							300,000
	2016	130,000							130,000

Alex Stuckey (2) Chief Administrative Officer	2017	184,000	10,000						194,000
	2016	174,000							174,000

Andrew Norstrud (3)	2017	250,000	100,000						350,000
Former Chief Financial Officer	2016	246,000	0	-	-	-			246,000
and Treasurer

George Bajalia (4)
President	2017	145,000							145,000
				-	-	-		-

_____________

(1)	Mr. Dewan was appointed as Chairman of the Board of Directors and the Chief Executive Officer of the Company on April 1, 2015.

(2)	Mr. Stuckey was appointed as Chief Administrative Officer on April 10, 2017. Mr. Stuckey served as President and Chief Operating Officer from April 1, 2015 until his resignation on April 10, 2017.

(3)	Mr. Norstrud served as Chief Financial Officer and Treasurer from April 1, 2015 until his resignation on June 15, 2018.

(4)	Mr. Bajalia was appointed as President of the Company on April 10, 2017.

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Employment and Change in Control Agreements

On August 12, 2016, the Company entered an employment agreement with Derek Dewan (the “Dewan Employment Agreement”). The Dewan Employment Agreement provides for a five-year term ending on August 15, 2021, unless employment is earlier terminated in accordance with the provisions thereof and after the initial term has a standard one year automatic extension clause if there is no notice by the Company of termination. Mr. Dewan received a starting base salary at the rate of $300,000 per year which can be adjusted by the Compensation Committee. Mr. Dewan is entitled to receive an annual bonus based on criteria to be agreed to by Mr. Dewan and the Compensation Committee. The Dewan Employment Agreement contains standard termination, change of control, non-compete and confidentiality provisions

On December 26, 2017, the Company and Mr. Bajalia entered into a written employment agreement with respect to Mr. Bajalia’s service as President of the Company. The Company and Mr. Bajalia have agreed to an initial term of five years and that Mr. Bajalia shall receive a base salary of $270,000 per year, subject to increase, but not decrease, at the discretion of the Board. In addition, the Company and Mr. Bajalia have agreed that (i) Mr. Bajalia shall be eligible to receive an annual bonus of up to 100% of his base salary based on his meeting certain performance based targets and (ii) Mr. Bajalia shall also receive a total of 500,000 shares of restricted stock under the Company’s 2013 Stock Incentive Plan. These shares shall cliff vest 20% per year of service. These shares have not yet been granted. Mr. Bajalia shall also be eligible to participate in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other senior executives of the Company and have other benefits provided to executives of the Company. For the year ended September 30, 2017 there was no bonus paid or shares granted.

The Company and Mr. Thorpe have not yet entered into a written employment agreement with respect to Mr. Thorpe’s service as Chief Financial Officer of the Company. However, in connection with his appointment as Chief Financial Officer of the Company, the Company and Mr. Thorpe have agreed orally(the “Thorpe Employment Agreement”) that the initial term of Mr. Thorpe’s appointment shall be one year with an automatic (rolling) one-year extension feature. Mr. Thorpe will receive an initial annual base salary of $120,000, which will increase to $200,000, effective May 1, 2019. In addition, the Company and Mr. Thorpe have orally agreed that (i) Mr. Thorpe shall be eligible to receive an initial bonus of $25,000 based on his meeting certain performance-based criteria and (ii) Mr. Thorpe shall also receive up to three grants of 50,000 options each (150,000 options, in aggregate) under the Company’s 2013 Stock Incentive Plan based upon certain performance and other criteria. The first such grant of 50,000 options has been made upon the effective date of the appointment of Mr. Thorpe as Chief Financial Officer, has an exercise price of $2.21 per share and shall vest over five (5) years. Mr. Thorpe shall also be eligible to participate in the Company’s employee benefit plans, annual incentive compensation plans, and other perquisites as in effect from time to time on the same basis as generally made available to other senior executives of the Company. The Company and Mr. Thorpe have agreed that the written employment agreement between the Company and Mr. Thorpe will also contain other terms and conditions, including termination, change in control, severance, non-competition and non-disclosure, and others customarily included in executive employment agreements.

On August 13, 2013, the Company entered an employment agreement with Andrew J. Norstrud (the “Norstrud Employment Agreement”). The Norstrud Employment Agreement provided for a three-year term ending on March 29, 2016, unless employment is earlier terminated in accordance with the provisions thereof. Mr. Norstrud received a starting base salary at the rate of $200,000 per year which was adjusted by the Compensation Committee to $250,000 per year. Mr. Norstrud received options to purchase 20,000 shares of the Company’s common stock in connection with his execution of the Norstrud Employment Agreement, and is also entitled to receive an annual bonus based on criteria to be agreed to by Mr. Norstrud and the Compensation Committee. Mr. Norstrud was granted an additional option to purchase 100,000 and 20,000 shares of the Company’s common stock in connection with his employment with the Company. The Norstrud Employment Agreement contains standard termination, change of control, non-compete and confidentiality provisions. On July 24, 2015, the Company entered into an amendment to the Norstrud Employment Agreement pursuant to which Mr. Norstrud’s term of employment was extended to March 29, 2017. Additionally, the term will automatically extend for successive one year periods unless written notice is given by either party no later than 90 days prior to the expiration of the initial term. Mr. Norstrud resigned as the Company’s Chief Financial Officer and Treasurer effective June 15, 2018. In connection with Mr. Norstrud’s resignation, the Company agreed to grant to Mr. Norstrud or his consulting firm, 100,000 shares of restricted common stock, 50,000 of which will vest on February 1, 2019 and 50,000 of which will vest on August 1, 2019.

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Option Awards

The option awards column represents the fair value of the stock options as measured on the grant date.

Outstanding Equity Awards at Fiscal Year-End

Outstanding Equity Awards at Fiscal Year- End Table

The following table summarizes equity awards granted to Named Executive Officers that were outstanding as of September 30, 2017:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options: # Exercisable	Number of Securities Underlying Unexercised Options: # Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned and Unexercisable Options:	Option Exercise Price $	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested $	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested #	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested $

Derek Dewan, Chief Executive Officer			-

Alex Stuckey, President and Chief Operating Officer

Andrew Norstrud,	20,000			2.50	1/27/2024	-	-	-	-
Chief Financial Officer and Treasurer	100,000			3.50	3/04/2024
	30,000			7.00	7/24/2025

Retirement Benefits

The Company does not maintain a tax-qualified defined benefit retirement plan for any of its executive officers or employees. The Company has a 401(k) retirement plan in which all full-time employees may participate after one year of service.

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AUDIT-RELATED MATTERS

General

In fulfilling its oversight role, our Audit Committee met and held discussions, both together and separately, with the Company’s management and Friedman. Management advised the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements and key accounting and reporting issues with management and Friedman, both together and separately, in advance of the public release of operating results and filing of annual or quarterly reports with the SEC. The Audit Committee discussed with Friedman matters deemed significant by Friedman, including those matters required to be discussed pursuant to Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, and reviewed a letter from Friedman disclosing such matters.

Friedman also provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board of Directors regarding the outside auditors’ communications with the Audit Committee concerning independence, and we discussed with Friedman matters relating to their independence.

Based on our review with management and Friedman of the Company’s audited consolidated financial statements and Friedman’s report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2017. Friedman LLP has served as the Company's independent registered public accounting firm since November 29, 2012. A representative of Friedman, LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if desired.

The following table presents fees billed by Friedman, LLP for the following professional services rendered for the Company for the fiscal years ended September 30, 2017 and 2016:

	Fiscal 2017	Fiscal 2016

Audit fees	$200,000	$163,000
Audit-related fees	63,000	143,500
Tax fees	-	-
All other fees	-	-

"Audit fees" relate to services for the audit of the Company's consolidated financial statements for the fiscal year and for reviews of the interim consolidated financial statements included in the Company's quarterly reports filed with the SEC.

"Audit-related fees" relate to services that are reasonably related to the audit of the Company's consolidated financial statements and are not included in "audit fees." These services include audits of the Company's 401(k) retirement plan and consultations on certain accounting matters.

The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, and to not engage them to perform the specific non-audit services proscribed by law or regulation. At the beginning of each fiscal year, the Audit Committee meets with the independent registered public accounting firm and approves the fees and services to be performed for the ensuing year. On a quarterly basis, the Audit Committee reviews the fees billed for all services provided for the year to date, and it pre-approves additional services if necessary. The Audit Committee's pre-approval policies allow management to engage the independent registered public accounting firm for consultations on tax or accounting matters up to an aggregate of $10,000 annually. All fees listed in the table above were approved in accordance with the Audit Committee's policies.

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Policy Regarding Pre-Approval of Services Provided by the Outside Auditors

The Audit Committee’s charter requires review and pre-approval by the Audit Committee of all audit services provided by our outside auditors and, subject to the de minimis exception under applicable SEC rules, all permissible non-audit services provided by our outside auditors. The Audit Committee reviews the fees billed for all services provided on a quarterly basis, and it pre-approves additional services if necessary. As required by Section 10A of the Exchange Act, the Audit Committee pre-approved all audit and non-audit services provided by our outside auditors during fiscal 2016 and 2017, and the fees paid for such services.

GENERAL

Management does not know of any matters other than those stated in this proxy statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

We will bear the cost of preparing, printing, assembling and mailing the proxy, proxy statement and other material which may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or other electronic means.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

We will only deliver one proxy statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and proxy or information statements to any security holder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future annual reports and proxy or information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to our Company at following address: GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary.

PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

Upon the recommendation of the Nominating Committee of the Board of Directors, our Board of Directors has nominated for re-election at the annual meeting each of Mr. Derek Dewan, Dr. Arthur Laffer, Mr. Ronald R. Smith, Mr. Peter Tanous, Mr. William Isaac, Mr. George A. Bajalia and Ms. Darla Moore each to stand for re-election for a new term expiring at the 2019 annual meeting of shareholders or until their successors are duly elected and qualified. Each of the nominees is currently serving as a member of our Board of Directors.

In the event any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies voting for their election will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. As of the date of this proxy statement, we are not aware that either nominee is unable or will decline to serve as a director if elected.

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Required Vote

The affirmative vote of shares of our Common Stock representing a plurality of the votes cast is required to elect each of Mr. Derek Dewan, Dr. Arthur Laffer, Mr. Ronald R. Smith, Mr. Peter Tanous, Mr. William Isaac, Mr. George A. Bajalia and Ms. Darla Moore as directors of the Company.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the election of each of Mr. Derek Dewan, Dr. Arthur Laffer, Mr. Ronald R. Smith, Mr. Peter Tanous, Mr. William Isaac, Mr. George A. Bajalia and Ms. Darla Moore to our Board of Directors.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018

The Audit Committee of our Board of Directors has appointed Friedman LLP (“Friedman”) to serve as our independent registered public accounting firm for the year ending September 30, 2018. Friedman has served in this capacity since November 29, 2012.

We are asking our shareholders to ratify the appointment of Friedman as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, our Board of Directors is submitting the appointment of Friedman to our shareholders for ratification as a matter of good corporate governance. If our shareholders fail to ratify the appointment of Friedman, the Audit Committee will consider whether it is appropriate and advisable to appoint another independent registered public accounting firm. Even if our shareholders ratify the appointment of Friedman, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and our shareholders.

Representatives of Friedman are expected to be present at the annual meeting and will have an opportunity to make a statement and to respond to appropriate questions.

Required Vote

The affirmative vote of shares of our Common Stock representing a majority of votes cast thereon at the annual meeting or any adjournment or postponement thereof is required to approve Proposal 2.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2018.

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OTHER MATTERS

We do not expect that any matter other than the foregoing proposals will be brought before the annual meeting. If, however, such a matter is properly presented at the annual meeting or any adjournment or postponement of the annual meeting, the persons appointed as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in accordance with their judgment.

AVAILABILITY OF ANNUAL REPORT AND PROXY STATEMENT

If you would like to receive a copy of our Annual Report on Form 10-K for the year ended September 30, 2017, the Quarterly Report for the Three Months Ended December 31, 2017, the Quarterly Report for the Six Months Ended March 31, 2018, the Quarterly Report for the Nine Months Ended June 30, 2018 or this proxy statement, please contact us at: GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, attn.: Chief Financial Officer or by telephone at (904) 512-7504, and we will send a copy to you without charge.

A Note about Our Website

Although we include references to our website (www.generalemployment.com) throughout this proxy statement, information that is included on our website is not incorporated by reference into, and is not a part of, this proxy statement. Our website address is included as an inactive textual reference only.

We use our website as one means of disclosing material non-public information and for complying with our disclosure obligations under the SEC’s Regulation FD. Such disclosures typically will be included within the Investors Relations section of our website. Accordingly, investors should monitor such section of our website, in addition to following our press releases, SEC filings and public conference calls.

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GEE GROUP INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on September 24, 2018.

INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

PROXY
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES LISTED BELOW, AND A VOTE FOR PROPOSAL 2.	Please mark your votes like this	☒

1. Election of Directors					FOR	AGAINST	ABSTAIN
(1) Mr. Derek Dewan (2) Dr. Arthur B. Laffer (3) Mr. Ronald R. Smith (4) Mr. Peter J. Tanous (5) Mr. William M. Isaac (6) Mr. George A. Bajalia (7) Ms. Darla Moore	FOR all	WITHHOLD AUTHORITY	2.	To ratify the appointment of Friedman
	Nominees listed to the left	to vote (except as marked to the contrary for all nominees listed to the left)		LLP as the Company’s independent registered public accounting firm for 2018.	☐	☐	☐
	☐	☐
					FOR	AGAINST	ABSTAIN
			3.	In their discretion, in the transaction of such other business as may properly come before the meeting.	☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

CONTROL NUMBER

Signature _______________________ Signature, if held jointly ___________________ Date _______________, 2018

Note: The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held September 25, 2018

The Proxy Statement and our 2017 Annual Report to Stockholders

are available at: http://www.cstproxy.com/geegroup/2018

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GEE GROUP INC.

7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256

The undersigned stockholders of GEE GROUP INC. hereby appoints DEREK DEWAN AND/OR KIM THORPE, as proxies (with full power of substitution) to vote all shares which the undersigned would be entitled to vote at the annual meeting of stockholders to be held on September 25, 2018, and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE, AND A VOTE FOR PROPOSAL 2.

(Continued, and to be marked, dated and signed, on the other side)